SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 1996

                            Princeton Media Group, Inc.
             (Exact name of registrant as specified in its charter)

Ontario, Canada                     0-16355                      98-0082860
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)

               214 Brazilian Ave., Suite 400, Palm Beach, FL 33480
             (Address of principal executive offices)    (Zip Code)

                                 (561) 659-0121
               Registrant's telephone number, including area code

                               DeNovo Corporation
         (Former name or former address, if changed since last report.)

Total Number of Pages:
Exhibit Index appears on page:

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

The following Exhibits are filed as a part of this report:

Exhibit 4.1   Form of Series Z Convertible Debenture
Exhibit 10.1  Form of Offshore Securities Subscription Agreement

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

      The Registrant sold the following equity securities pursuant to Regulation S on the dates indicated:

Date        Title of Security                  Face Amount   Gross Sale Proceeds

11/04/96    Series Z Convertible Debentures        $250,000          $200,000
11/06/96    Series Z Convertible Debentures        $ 31,250          $ 25,000
11/08/96    Series Z Convertible Debentures        $ 62,500          $ 50,000

Total                                              $343,750          $275,000

      The securities were sold to Italian citizens through a placement agent. Gross sale proceeds were $275,000; commissions in the amount of $101,750 were paid, rendering net proceeds to the Registrant of $173,250. The Registrant relied on warranties and representations made by each purchaser in a subscription agreement in the form filed herewith as Exhibit 10.1, which is hereby incorporated herein by reference, as the basis for claiming the exemption pursuant to Regulation S. The terms of conversion are set forth in the convertible debenture instrument, the form of which is filed herewith as Exhibit
4.1 and is hereby incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Princeton Media Group, Inc.


Date: November 25, 1996                     By: /s/ James J. McNamara
                                               James J. McNamara, Chairman


EXHIBIT INDEX

4.1   Form of Series Z Convertible Debenture                       Page

10.1  Form of Offshore Securities Subscription Agreement           Page